Heritage Oaks Bancorp

Heritage Oaks Bancorp
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FIG Partners

3rd Annual West Coast CEO Forum

February 6, 2012

Forward-Looking Statements

Certain statements contained in this Report, including, without limitation, statements containing the words "believes", "anticipates", "intends", "expects", and words of similar impact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ongoing financial crisis in the United States, including the continuing downturn in the California real estate market, and the response of the federal and state government and our regulators thereto, general economic conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the impact of the recent capital raise to support the Company's business, as well as economic, political and global changes arising from the war on terrorism, increased profitability, continued growth, the Company's beliefs as to the adequacy of its existing and anticipated allowance for loan losses, beliefs and expectations about, and requirements to comply with the terms of Consent Order and Written Agreement issued by regulatory authorities having oversight of the Company's and Bank's operations, and financial policies of the United States government. (Refer to the Company's December 31, 2010 10-K, ITEM 1A. Risk Factors). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Overview of Franchise

Heritage Oaks Bancorp
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- Traded on NASDAQ – Ticker "HEOP"
- One of the Largest Community Banks operating along California's Central Coast
- Headquartered in Paso Robles, $987 Million in Total Assets
- Celebrating our 29th year of Operation
- 14 Branch Offices, 260 employees
- New Management Team
- Well Capitalized
- Solid Margins, Improving Credit Quality
- Strong Core Deposit Base

Branch Footprint

Heritage Oaks Bancorp
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San Luis Obispo, Santa Barbara & Ventura Counties

Located on California's Central Coast, between the San Francisco Bay Area and Los Angeles.



San Francisco
Oakland
Antioch
Lodi
Stockton
Modesto
Turlock
Merced
San Jose
Fremont
Cupertino
Salinas
Fresno
Clovis
Visalia
Bakersfield
Santa Maria
Goleta
Santa Barbara
Ventura
Lancaster
Palmdale
Santa Clarita
Victorville
Hesperia
Apple Valley
Los Angeles
Long Beach
Anaheim
Redlands
Riverside
Santa Ana
Hemet
Temecula
Westminster
Costa Mesa
Irvine

Market Share

Heritage Oaks Bancorp
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San Luis Obispo County

Years in Market	29
Overall Market Share	9.77%
Overall Ranking in County	5
Community Bank Ranking	1

City of Paso Robles

Market Share	24.48%
Overall Ranking in market	1
Community Bank Ranking	1

City of San Luis Obispo

Market Share	5.60%
Overall Ranking in market	9
Community Bank Ranking	4

Santa Barbara County

Years in Market	9
Overall Market Share	3.13%
Overall Ranking in County	8
Community Bank Ranking	4

City of Santa Maria (9 years in market)

Market Share	7.88%
Overall Ranking in market	4
Community Bank Ranking	1

City of Santa Barbara (4 years in market)

Market Share	3.14%
Overall Ranking in market	9
Community Bank Ranking	3

Ventura County

Heritage Oaks has no presence in Ventura County at this time

Market Share data as of June 30, 2011, source FDIC

Business Model

Heritage Oaks Bancorp
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- Primary Business:
  - Commercial & retail banking services
  - Real estate, C&I, agriculture lending to small and medium size local businesses
  - Other products include consumer loans, SBA loans, consumer mortgages
  - Specializing in niche markets including hospitality, professional, SBA and agriculture
- Better Positioned than most Local Competitors:
  - Solid improvement in credit quality
  - Improving efficiency and profitability
  - Reinvesting a portion of expense savings into business development and top line revenue growth
  - Strong net interest margin (4.71% average for 2011)
  - Well capitalized
  - Low cost core deposit base

Fourth Quarter & Full Year 2011 Highlights

Heritage Oaks Bancorp
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- Q4 net income $4.1MM, $2.0MM above Q3, marking the fifth consecutive quarter of profitability
- Full year net income of $7.7MM was $25.3MM above the 2010 net loss of $17.6MM
- Company decreased its deferred tax asset valuation allowance from $7.1MM to $5.6MM which contributed $1.5MM to Q4 and full year net income
- Asset quality improved with non-performing loans down $2.0MM from Q3 and $21.7MM since December 31, 2010 to $11.1MM or 1.72% of total gross loans
- Allowance for loan losses $19.3MM or 2.99% of gross loans, reflecting 174% coverage over non-performing loans
- Tier 1 leverage ratio increased 50 bps as compared to Q3 to 12.06% and total risk based capital ratio increased 44 bps to 16.07%

Income Statement

Heritage Oaks Bancorp
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($M)	2010	2011	Better/ (Worse)
Net interest income	$42,747	$43,204	$457
Non-interest income	10,747	9,730	(1,017)
Total Revenues	53,494	52,934	(560)
Non-interest expense	41,283	37,318	3,965
Provision for loan loss	31,531	6,063	25,468
Pre-tax income	(19,320)	9,553	28,873
Income taxes	(1,760)	1,828	(3,588)
Net income	($17,560)	$7,725	$25,285
EPS Basic	($1.30)	$0.25	$1.55
EPS Fully Diluted	($1.30)	$0.24	$1.54

Quarterly Net Income

($ in thousands)



$517
$522
$954
$2,119
$4,130
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Improving Profitability Metrics

Heritage Oaks Bancorp
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Return on Average Assets & Average Equity
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.67%
1.73%
3.10%
6.67%
12.87%
0.21%
0.21%
0.40%
0.86%
1.66%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Return on Average Assets
Return on Average Equity

Net Interest Margin, Stable Improving Efficiency

Heritage Oaks Bancorp
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Net Interest Margin
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
4.58%
4.73%
4.80%
4.67%
4.67%
Q4 ' 10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Average Full year - 4.71%



Efficiency Ratio
75.00%
70.00%
65.00%
60.00%
55.00%
73.84%
70.56%
68.78%
66.52%
66.17%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Average Full year - 67.98%

Balance Sheet
(Trailing Five Quarters)

Heritage Oaks Bancorp
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($ in millions)	Q4 '10	Q1 '11	Q2 '11	Q3 '11	Q4 '11
Assets					
Cash and equivalents	$23	$47	$39	$27	$35
Investment Securities	224	208	218	249	238
Gross Loans	677	668	664	648	646
All other assets	59	48	53	59	69
Total assets	**$983**	**$971**	**$974**	**$983**	**$988**
Liabilities					
Deposits	798	786	803	802	786
Borrowings	53	53	38	45	60
All other liabilities	10	10	9	10	12
Total liabilities	**861**	**849**	**850**	**857**	**858**
Stockholders' Equity					
Total stockholders' equity	121	122	124	126	130
Total liabilities and equity	**$983**	**$971**	**$974**	**$983**	**$988**

Outstanding Core Deposit Base, Cost of Deposits Declining

Heritage Oaks Bancorp
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Core Deposits/Total Deposits
89.0%
88.0%
87.0%
86.0%
85.0%
84.0%
83.0%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.79%
0.65%
0.60%
0.53%
0.48%
85.2%
86.0%
87.0%
87.9%
88.5%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Core Deposits/Total Deposits
Cost of Deposits

Loan Portfolio/Mix

Heritage Oaks Bancorp
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($ MM)	12/31/10	12/31/11	Percent	B/W
Real Estate				
Multi-family	$18	$16	2.5%	(2)
1 to 4 family	22	21	3.3%	(1)
Home Equity	31	31	4.8%	-
CRE	348	357	55.3%	9
Farmland	15	8	1.2%	(7)
Total	434	433	67.0%	(1)
Commercial				
C & I	146	141	21.8%	(5)
Agriculture	15	16	2.5%	1
Total	161	157	24.3%	(4)
Construction				
Single family	14	13	2.0%	(1)
Multi-family	2	2	0.3%	-
Commercial	28	8	1.2%	(20)
Total	44	23	3.6%	(21)
Other	8	7	1.1%	(1)
Land	30	26	4.0%	(4)
Gross Loans	**$677**	**$646**	**100.0%**	**(31)**

During 2011 Heritage Oaks Bank executed on $25MM of classified loan sales

Improved Asset Quality


($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
75.5
74.8
55.0
56.6
55.3
54.0
41.6
39.3
32.8
31.4
27.2
23.3
24.7
13.1
11.1
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Special Mention
Classified loans
Non-Accrual
Allowance

HeritageOaksBancorp
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Improving Credit Metrics

Heritage Oaks Bancorp
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NPA/Total Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.02%
3.43%
2.76%
1.56%
1.22%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11


Classified Assets/Tier 1 + ALLL
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
67.53%
62.46%
47.42%
44.42%
44.31%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Well Capitalized
(Heritage Oaks Bancorp)

Heritage Oaks Bancorp
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Leverage Ratio
12.5%
12.0%
11.5%
11.0%
10.5%
10.0%
11.15%
11.44%
11.56%
12.06%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Tier 1 Risk-Based Ratio
15.5%
15.0%
14.5%
14.0%
13.5%
13.0%
12.5%
12.0%
14.37%
13.93%
14.37%
14.81%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Total Risk-Based Ratio
16.5%
16.0%
15.5%
15.0%
14.5%
14.0%
15.64%
15.20%
15.63%
16.07%
Q1 '11
Q2 '11
Q3 '11
Q4 '11

New Management Team

Name/Position	HOB Service Since
Simone Lagomarsino Chief Executive Officer	Sep. 2011
Thomas Tolda EVP / Chief Financial Officer	Nov. 2010
William Raver EVP / General Counsel	Oct. 2004
Joanne Funari Market Area President - Santa Barbara/Ventura	Oct. 2007
William Filippin Market Area President - San Luis Obispo	Apr. 2009
William Yarbenet EVP / Chief Credit Officer	Jan. 2012

Business Development
Growing the Loan Portfolio

Heritage Oaks Bancorp
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- One of our highest priorities for 2012. We see opportunities to grow our SBA, agriculture and consumer mortgage business lines.
- Adding seasoned lenders to our commercial lending, SBA and mortgage lending teams.
- Expanding into new geographic markets. Plans to open (2) new loan production offices to spearhead entry into Ventura County and Goleta in southern Santa Barbara County.
- With improving credit quality, relationship managers have more time to strengthen existing relationships and cultivate new ones.

Expense Streamlining

Heritage Oaks Bancorp
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- **Branch Consolidations:**
  - Three of our smaller branch offices are being consolidated into nearby offices.
  - Consolidations should improve overall profitability and efficiency.
  - A portion of the expense savings will be redeployed into other business development initiatives including our expanded lending focus.
- **Organizational Moves:**
  - To flatten the organizational structure and to reduce administrative costs the position of President and COO was combined with the position of CEO.

The combination of these two actions will save the Company more than $1.75 million annually. Further evaluation is ongoing to identify additional cost savings and efficiencies.

DTA Valuation Reserve

Heritage Oaks Bancorp
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($ in MM)	31-Dec 2010	31-Dec 2011	Potential 2012
Gross DTA	$28.3	$23.6	$23.6
Valuation Reserve	(7.1)	(7.1)	(5.6)
Reversal of Valuation Reserve	-	1.5	5.6
Balance	(7.1)	(5.6)	-
Contribution to EPS		$0.06	$0.22
Contribution to TCE Ratio		0.2%	0.5%

Significantly improved earnings, improved credit quality and updated projections of future earnings have allowed the partial reversal of the DTA allowance in Q4 '11 and offers the potential for full reversal in 2012.

Strong Institutional Ownership *(as of 9/30/11)*

Heritage Oaks Bancorp
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Investors	Ownership Percentage
Patriot Financial Partners LP	14.8%
Wellington Management Co. LLP	9.9%
Sandler O'Neill Asset Management, LLC	8.6%
Castle Creek Capital LLC	8.1%
Manulife Asset Management (U.S.) LLC	6.8%
Banc Funds Co. LLC	6.0%
MFP Investors LLC	4.6%
Endeavour Capital Advisors Inc.	1.9%
Total	60.7%

Opportunity

Heritage Oaks Bancorp
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Path to Higher Earnings, Business Growth and Greater Shareholder Value

2011

Improved Earnings & Capital →

- Improved Credit Quality
- Less Provision for Loan Losses
- Less OREO and Appraisal Costs

2012 - 2013

Resolution of FDIC & DFI "Order" →

- Possible Capital Relief
- Lower FDIC Insurance Assessment Cost
- Potential for Reversal of $5.6MM DTA Valuation Reserve
- Efficiency Program

Business Development Strategies →

- Expansion of Footprint to Ventura County and Goleta
- Increasing # of Loan Originators
- Focus on Agriculture, SBA & Mortgage

Greater Economies and Leverage

- Improved Franchise & Shareholder Value

Appendix: Ventura County Opportunity

Heritage Oaks Bancorp
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Market (County) Name	San Luis Obispo	Santa Barbara	Ventura
Population (actual)	273,572	418,036	825,436
Households (actual)	105,374	143,873	264,529
Housing Units (actual)	118,150	153,140	279,499
Average Household Income (Reported)	68,473	80,646	95,804
Unemployment Rate (%)	11.5%	9.3%	12.2%
Median Age (actual)	39	35	36
Average Household Net Worth (Reported)	420,184	492,694	641,326
Number of Businesses	15,558	18,503	31,881
Major Industry by Percentage of Businesses			
Retail Trade	15%	16%	15%
Construction	12%	9%	10%
Other Services excluding Public Admin	11%	12%	12%
Professional, Scientific & Tech Services	10%	11%	11%
Other	52%	52%	52%

The Ventura County market offers an excellent opportunity for expansion of our market footprint

Source: SNL. Data as of 2010

Thank you!

Heritage Oaks Bancorp
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